                                                              EXHIBIT 99.09

[LETTERHEAD OF FIRST USA BANK APPEARS HERE]

                                                [LOGO OF FIRST USA APPEARS HERE]

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                _______________________________________________

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1995-2

                _______________________________________________

                Monthly Period:                   07/01/97 TO
                                                  07/31/97
                Distribution Date:                08/15/97
                Transfer Date:                    08/14/97

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1995-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1. The total amount of the distribution to Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                       Class A                      $5.10423611
                                       Class B                      $5.26354159
                                       Collateral Inv. Amt.         $5.50581713
                                                             ------------------
                                       Total (weighted avg.)        $5.15676139

     2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                       Class A                      $5.10423611
                                       Class B                      $5.26354159
                                       Collateral Inv. Amt.         $5.50581713
                                                             ------------------
                                       Total (weighted avg.)        $5.15676139

MONTHLY CERTIFICATEHOLDERS' STATEMENT                             SERIES 1995-2
PAGE 2

     3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per
          $1,000 original certificate principal amount

                                       Class A                             $0.00
                                       Class B                              0.00
                                       Collateral Inv. Amt.                 0.00
                                                              ------------------
                                       Total                               $0.00

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Allocation of Principal Receivables.
          -----------------------------------

          The aggregate amount of Allocations of Principal
          Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                       Class A                    $82,316,865.85
                                       Class B                      6,454,662.31
                                       Collateral Inv. Amt.        10,412,459.31
                                                              ------------------
                                       Total                      $99,183,987.47
                                                              ==================

     2.   Allocation of Finance Charge Receivables.
          ----------------------------------------

          (a)  The aggregate amount of Allocations of Finance
               Charge Receivables processed during the Monthly
               Period which were allocated in respect of the Certificates

                                       Class A                     $9,875,852.29
                                       Class B                        773,608.43
                                       Collateral Inv. Amt.         1,249,444.95
                                                              ------------------
                                       Total                      $11,898,905.67
                                                              ==================

          (b)  Principal Funding Investment Proceeds (to
               Class A)                                                      N/A

          (c)  Withdrawals from Reserve Account (to Class A)                 N/A
                                                              ------------------
                  Class A Available Funds                          $9,875,852.29
                                                              ==================


     3.   Principal Receivables / Investor Percentages
          --------------------------------------------

          (a)  The aggregate amount of Principal Receivables
               in the Trust as of the last day of the Monthly
               Period                                         $20,950,813,989.19

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1995-2
PAGE 3

          (b) Invested Amount as of the last day of the preceding month (Adjusted Class A Invested
               Amount during Accumulation Period)

                                       Class A                   $660,000,000.00
                                       Class B                     51,700,000.00
                                       Collateral Inv. Amt.        83,500,000.00
                                                              ------------------
                                       Total                     $795,200,000.00

          (c)  The Floating Allocation Percentage: The
               Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                       Class A                            3.150%
                                       Class B                            0.247%
                                       Collateral Inv. Amt.               0.399%
                                                              ------------------
                                       Total                              3.796%


          (d)  During the Amortization Period: The Invested
               Amount as of _______ (the last day of the Revolving Period)

                                       Class A                               N/A
                                       Class B                               N/A
                                       Collateral Inv. Amt.                  N/A
                                                              ------------------
                                       Total                                 N/A

          (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                                       Class A                               N/A
                                       Class B                               N/A
                                       Collateral Inv. Amt.                  N/A
                                                              ------------------
                                       Total                                 N/A


     4.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a)  35 - 64 days                                      $333,942,932.43
          (b)  65 - 94 days                                      $203,212,534.73
          (c)  95 - 124 days                                     $165,110,215.98
          (d)  125 - 154 days                                    $155,005,903.92
          (e)  155 - 184 days                                    $124,415,929.07
          (f)  185 or more days                                   $74,265,993.43
                                                              ------------------
                                       Total                   $1,055,953,509.56
                                                              ==================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                           SERIES 1995-2
PAGE 4

     5.   Monthly Investor Default Amount.
          -------------------------------

          (a)  The aggregate amount of all defaulted
               Principal Receivables written off as
               uncollectible during the Collection Period allocable to the Invested Amount (the aggregate "Investor Default Amount")

                                       Class A                    $4,029,055.14
                                       Class B                       315,609.32
                                       Collateral Inv. Amt.          509,736.52
                                                             ------------------
                                       Total                      $4,854,400.98
                                                             ==================



    6.    Investor Charge-Offs & Reimbursements of Charge-Offs.
          ----------------------------------------------------

          (a)  The aggregate amount of Class A Investor
               Charge-Offs and the reductions in the Class
               B Invested Amount and the Collateral Invested
               Amount

                                       Class A                            $0.00
                                       Class B                             0.00
                                       Collateral Inv. Amt.                0.00
                                                             ------------------
                                       Total                              $0.00
                                                             ==================


          (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                           $0.00
                                       Class B                            0.00
                                       Collateral Inv. Amt.               0.00
                                                             -----------------
                                       Total                             $0.00
                                                             =================

          (c)  The aggregate amount of Class A Investor
               Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                       Class A                           $0.00
                                       Class B                            0.00
                                       Collateral Inv. Amt.               0.00
                                                             -----------------
                                       Total                             $0.00
                                                             =================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                          SERIES 1995-2
PAGE 5

          (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                           $0.00
                                       Class B                            0.00
                                       Collateral Inv. Amt.               0.00
                                                             -----------------
                                       Total                             $0.00
                                                             =================

     7.   Investor Servicing Fee.
          ----------------------

          (a)  The amount of the Investor Monthly Servicing
               Fee payable by the Trust to the Servicer for
               the Monthly Period
                                       Class A                     $825,000.00
                                       Class B                       64,625.00
                                       Collateral Inv. Amt.         104,375.OO
                                                             -----------------
                                       Total                       $994,000.00
                                                             =================

     8.   Reallocated Principal Collections
          ---------------------------------

          The amount of Reallocated Collateral and Class B
          Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or
          Investor Charge-Offs for the prior month.

                                       Class B                           $0.00
                                       Collateral Inv. Amt.               0.00
                                                             -----------------
                                       Total                             $0.00
                                                             =================

     9.   Collateral Invested Amount
          --------------------------

           (a) The amount of the Collateral Invested Amount
               as of the close of business on the related
               Distribution Date after giving effect to
               withdrawals, deposits and payments to be made
               in respect of the preceding month                $83,500,000.00

           (b) The Required Collateral Invested Amount as of
               the close of business on the related
               Distribution Date after giving effect to
               withdrawals, deposits and payments to be made
               in respect of the preceding month                $83,500,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                           SERIES 1995-2
PAGE 6


     10.  The Pool Factor.
          ---------------

          The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                       Class A                        1.00000000
                                       Class B                        1.00000000
                                                               -----------------
                                       Total (weighted avg.)          1.00000000

     11.  The Portfolio Yield
          -------------------

          The Portfolio Yield for the related Monthly
          Period                                                          10.63%

     12.  The Base Rate
          -------------

          The Base Rate for the related Monthly Period                     7.99%

C.   Information Regarding the Principal Funding Account
     ---------------------------------------------------

     1.    Accumulation Period
           -------------------

           (a)  Accumulation Period commencement date                   01/31/02

           (b)  Accumulation Period length (months)                            1

           (c)  Accumulation Period Factor                                 23.53

           (d)  Required Accumulation Factor Number                           11

           (e)  Controlled Accumulation Amount                   $660,000,000.00

           (f)  Minumum Payment Rate (last 12 months)                      9.84%


     2.   Principal Funding Account
          -------------------------

     Beginning Balance                                                     $0.00
         Plus: Principal Collections for Related Monthly Period
               from Principal Account                                        N/A
         Plus: Interest on Principal Funding Account Balance for
               Related Monthly Period                                        N/A
         Less: Withdrawals to Finance Charge Account                         N/A
         Less: Withdrawals to Distribution Account                          0.00
                                                               -----------------
     Ending Balance                                                        $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                            SERIES 1995-2
PAGE 7

       3. Accumulation Shortfall
          ----------------------

                The Controlled Deposit Amount for the previous
                Monthly Period                                               N/A

          Less: The amount deposited into the Principal Funding
                Account for the Previous Monthly Period                      N/A
                                                                   -------------

                Accumulation Shortfall                                       N/A
                                                                   =============

                Aggregate Accumulation Shortfalls                            N/A
                                                                   =============

       4. Principal Funding Investment Shortfall
          --------------------------------------

                Covered Amount                                               N/A

          Less: Principal Funding Investment Proceeds                        N/A
                                                                  --------------

                Principal Funding Investment Shortfall                       N/A


  D.    Information Regarding the Reserve Account
        -----------------------------------------

        1. Required Reserve Account Analysis

           (a)  Required Reserve Account Amount percentage
                (0.5% of Class A Invested Amount or other
                amount designated by Transferor)                           0.00%

           (b)  Required Reserve Account Amount ($)                        $0.00

           (c)  Required Reserve Account Balance after
                effect of any transfers on the Related
                Transfer Date                                              $0.00

           (d)  Reserve Draw Amount transferred to the
                Finance Charge Account on the Related
                Transfer Date                                              $0.00

        2. Reserve Account Investment Proceeds
           -----------------------------------

           Reserve Account Investment Proceeds transferred to
           the Finance Charge Account on the Related Transfer
           Date                                                              N/A

        3. Withdrawals from the Reserve Account
           ------------------------------------

           Total Withdrawals from the Reserve Account
           transferred to the Finance Charge Account on the
           Related Transfer Date (1(d) plus 2 above)                         N/A

        4. The Portfolio Adjusted Yield
           ----------------------------

           The Portfolio Adjusted Yield for the related Mthly
           Period                                                          3.00%

MONTHLY CERTIFICATEHOLDER'S STATEMENT
SIGNATURE PAGE





                              FIRST USA BANK
                              as Servicer

                              BY:        /s/ Peter W. Atwater
                                         ------------------------------
                                         Peter W. Atwater
                                         Executive Vive President